SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Array BioPharma Inc. (“Array”) entered into an Underwriting Agreement on May 1, 2007 with J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the Underwriters named in Schedule A thereto (the “Underwriting Agreement”). The Underwriting Agreement provides for the offer and sale by Array of 7,000,000 shares of common stock, par value $.001 per share (the “Common Stock”), plus an option granted to the underwritings to purchase an additional 1,050,000 shares of common stock to cover over-allotments, if any. The offering of the Common Stock was made pursuant to the shelf registration statement filed by Array on Form S-3 (Registration No. 333-137874), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated April 23, 2007 and Prospectus Supplement dated May 1, 2007, which Array filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report.

ITEM 8.01.  OTHER EVENTS.

The opinion of counsel regarding the validity of the Common Stock to be issued pursuant to the offering of shares of Common Stock described in Item 1.01 is filed as Exhibit 5.1 hereto, and a copy of the press release announcing the pricing of such offering is attached as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

1.1                              Underwriting Agreement dated May 1, 2007 between Array BioPharma Inc. and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the Underwriters

5.1                              Opinion of Hogan & Hartson L.L.P. regarding the validity of the shares of Common Stock to be issued in the offering

99.1                        Press release of Array BioPharma Inc. dated May 1, 2007 announcing the pricing of the public offering of 7,000,000 shares of its common stock under an existing shelf registration statement.

23.1                        Consent of Hogan & Hartson L.L.P. (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: May 1, 2007	By:	/s/ Robert E. Conway
Robert E. Conway
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

1.1                                 Underwriting Agreement dated May 1, 2007 between Array BioPharma Inc. and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as representatives of the Underwriters

5.1                                 Opinion of Hogan & Hartson L.L.P. regarding the validity of the shares of Common Stock to be issued in the offering

99.1                           Press release of Array BioPharma Inc. dated May 1, 2007 announcing the pricing of the public offering of 7,000,000 shares of its common stock under an existing shelf registration statement.

23.1                           Consent of Hogan & Hartson L.L.P. (contained in Exhibit 5.1)